Exhibit 10.1

FOURTH AMENDMENT

TO THE

CREDIT AGREEMENT

Dated as of March 27, 2013

(as amended and restated as of June 18, 2015)

among

ARRIS GROUP, INC.,

ARRIS ENTERPRISES LLC,

ARRIS INTERNATIONAL PLC,

ARRIS TECHNOLOGY, INC.

and CERTAIN SUBSIDIARIES

as Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent

and

The Lenders Party Hereto,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

JPMORGAN CHASE BANK, N.A.,

Royal Bank of Canada and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

as Joint Lead Arrangers and Joint Bookrunners

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of December 20, 2017 (this “Fourth Amendment”), is among ARRIS Group, Inc. (the “Company”), ARRIS Enterprises LLC (“ARRIS Enterprises”), ARRIS Technology, Inc. (“ARRIS Technology”), ARRIS International plc (the “Reporting Company”), certain Subsidiaries of the Reporting Company party hereto (each a “Designated Borrower” and, together with the Company and the Reporting Company, the “Borrowers” and, each a “Borrower”), Arris Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 5, rue Heienhaff, L-1736 Senningerberg, Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) (the “Companies Register”) under number B 181265, Arris Financing S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Heienhaff, L-1736 Senningerberg and registered with the Companies Register under number B 181266, Arris Financing II S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Heienhaff, L-1736 Senningerberg and registered with the Companies Register under number B 200228 and Pace International Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg and registered with the Companies Register under number B 182643 as guarantors, the other Guarantors party hereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities parties hereto as Term B-3 Lenders (as defined below), to the Credit Agreement, dated as of March 27, 2013 (as amended and restated as of June 18, 2015, and as further amended by the First Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2015, the Second Amendment to Amended and Restated Credit Agreement, dated as of April 26, 2017 and the Third Amendment and Consent to Amended and Restated Credit Agreement, dated as of October 17, 2017, the “Credit Agreement” and, as amended by this Fourth Amendment, the “Amended Credit Agreement”), among each of the Borrowers and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto.

PRELIMINARY STATEMENTS

Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the other Borrowers.

The Credit Agreement permits the Company to obtain Refinancing Term Loans from any Lender or additional Lender to refinance all or a portion of any existing Term Loan under a Facility pursuant to an Additional Credit Extension Amendment.

The Company has notified the Administrative Agent that pursuant to Section 2.19 of the Credit Agreement certain financial institutions and institutional lenders identified to the Administrative Agent (the “Term B-3 Lenders”) have agreed to provide a Refinancing Term Loan (the “Term B-3 Loan”) in an aggregate principal amount of $542,275,000, to refinance the entire amount of the Term B Loan outstanding immediately prior to giving effect to this Fourth Amendment, on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the Preliminary Statements) shall have the meanings assigned to such terms in the Credit Agreement.

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SECTION 2. Term B-3 Loan.

2.1           Subject to the terms and conditions set forth herein: (a) the Term B-3 Loan is established as a Refinancing Term Loan pursuant to Section 2.19 of the Credit Agreement and (b) each Term B-3 Lender severally agrees to make its portion of the Term B-3 Loan to the Company in Dollars in a single advance on the Fourth Amendment Effective Date in the amount as set forth on the Register (immediately after giving effect to this Fourth Amendment) (including, in the case of those Term B-3 Lenders holding a portion of the existing Term B Loan (each a “Converting Term B-3 Lender”) who have notified the Administrative Agent of their intention to convert some or all of the portion of the existing Term B Loan held by such Converting Term B-3 Lender and reflected on the Register (immediately prior to giving effect to this Fourth Amendment) opposite such Converting Term B-3 Lender’s name into a portion of the Term B-3 Loan, by effecting such conversion).

2.2           Substantially concurrent with the advance of the Term B-3 Loan, the Company shall prepay the existing Term B Loan in full with the proceeds of the Term B-3 Loan (or, to the extent of the portion of the existing Term B Loan held by Converting Term B-3 Lenders, convert such portion of the existing Term B Loan into the Term B-3 Loan as allocated by the Administrative Agent).

2.3           Subject to the terms and conditions set forth herein, on and after the Fourth Amendment Effective Date, unless the context otherwise clearly requires, for all purposes of the Loan Documents, (i) the commitment of each Term B-3 Lender to make (or in the case of a Converting Term B-3 Lender, convert its existing Term B Loan to a portion of the Term B-3 Loan) shall constitute “Term B Commitments”, “Term Commitments” and “Commitments”, (ii) the Term B-3 Loans shall constitute “Term B Loans”, “Term Loans” and “Loans” and (iii) each Term B-3 Lender shall be a “Term B Lender”, a “Term Lender” and a “Lender” (if such Term B-3 Lender is not already a Lender prior to the effectiveness of this Fourth Amendment) and shall have all the rights and obligations of a Lender holding a Term B Commitment (or, following the making and/or conversion of a Term B-3 Loan, a Term B Loan). Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, taxes (and other provisions of Article III of the Credit Agreement), increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each existing Term B Lender in respect of such Lender’s existing Term B Loans immediately prior to giving effect to this Fourth Amendment.

SECTION 3. Amendments to Credit Agreement.

3.1           Section 1.01 is hereby amended as of the Fourth Amendment Effective Date by:

(a)           Inserting, in proper alphabetical order, the following new definitions:

“Fourth Amendment” means the Fourth Amendment, dated as of December 20, 2017, to this Agreement.

“Fourth Amendment Effective Date” has the meaning specified in the Fourth Amendment.

(b)          The definition of “Applicable Rate” set forth therein is hereby amended by replacing clause (b) thereof with the following new clause (b):

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(b) in respect of the Term B Facility, (i) from the Fourth Amendment Effective Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the first full fiscal quarter following the Fourth Amendment Effective Date, 1.25% per annum for Base Rate Loans and 2.25% per annum for Eurocurrency Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Net Leverage Ratio	Eurocurrency Rate	Base Rate
1	>1.50:1	2.25%	1.25%
2	<1.50:1	2.00%	1.00%

(c)           The definition of Consolidated Net Leverage Ratio is amended to read as follows:

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Funded Indebtedness as of such date less Unrestricted Cash in an amount not to exceed $500,000,000 to (b) Consolidated EBITDA of the Reporting Company and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

(d)           The definition of “Loan Documents” set forth therein is hereby amended by replacing the “and” immediately prior to “(k)” therein with a “,” and inserting the following phrase at the end thereof: “, and (l) the Fourth Amendment.”.

3.2           Section 2.05 of the Credit Agreement is hereby amended by replacing each reference to the “Second Amendment Effective Date” with the “Fourth Amendment Effective Date”.

3.3           Section 10.13(e) of the Credit Agreement is hereby amended by replacing the reference to the “Second Amendment Effective Date” with the “Fourth Amendment Effective Date”.

SECTION 4. Conditions to Effectiveness of Fourth Amendment. This Fourth Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Fourth Amendment Effective Date”):

4.1           Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Fourth Amendment, executed and delivered by a duly authorized officer of each Loan Party and (ii) signature pages to this Fourth Amendment, executed and delivered by the Administrative Agent on behalf of itself and each Term B-3 Lender.

4.2           No Event of Default. No Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to the Term B-3 Loan.

4.3           Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document (including in Section 5 hereof) shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time.

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4.4           Certificates and Resolutions. The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require certifying as to the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fourth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party.

4.5           Legal Opinions. The Administrative Agent shall have received a favorable opinion of (i) Troutman Sanders LLP, counsel to the Loan Parties, (ii) Linklaters LLP, special English counsel to the Administrative Agent and (iii) Stibbe, special Luxembourg counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Lender and in form and substance reasonably satisfactory to the Administrative Agent.

4.6           Accrued Interest and Fees. Receipt by the Administrative Agent from the Company of all accrued interest and fees owing on the Term B Loan as of the date hereof for the benefit of the Lenders holding the Term B Loan immediately before giving effect to this Amendment.

4.7           Fees. The Reporting Company shall have paid or caused to be paid, or shall substantially simultaneously pay or cause to be paid, in full (i) all fees and other amounts due and payable by the Reporting Company or any other Loan Party to the Arranger, the Administrative Agent and the Lenders under the Loan Documents and (ii) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), in each case to the extent invoiced prior to or on the Fourth Amendment Effective Date.

4.8           Reaffirmation Agreement. The Borrowers and the other Loan Parties shall have executed an instrument of acknowledgment and confirmation reasonably satisfactory to the Administrative Agent with respect to the continuing effectiveness of all guarantees, security interests and liens created under the Loan Documents after giving effect to this Fourth Amendment.

SECTION 5. Representations and Warranties.

5.1           To induce the other parties hereto to enter into this Fourth Amendment, each Loan Party hereby represents and warrants to each of the Lenders and the Administrative Agent that, as of the Fourth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fourth Amendment Effective Date, this Fourth Amendment (i) has been duly authorized by all necessary corporate or other organizational action, (ii) does not and will not (x) contravene the terms of any of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the Properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject which could have a Material Adverse Effect; or (z) violate any Law applicable to such Loan Party, the violation of which could have a Material Adverse Effect, and will have been duly executed and delivered by each Loan Party that is party thereto and (iii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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5.2           The Company hereby represents and warrants that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Fourth Amendment, true and correct in all material respects as if made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Amended Credit Agreement after giving effect to this Fourth Amendment and (ii) after giving effect to this Fourth Amendment, no Default shall have occurred and be continuing.

SECTION 6. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of the Loan Documents. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute an Additional Credit Extension Amendment entered into pursuant to Section 2.19 of the Credit Agreement.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

SECTION 8. Loan Document. This Fourth Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 9. Amendments; Execution in Counterparts; Notice. This Fourth Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Fourth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWERS:	ARRIS Group, Inc.
ARRIS Enterprises LLC
ARRIS Technology, Inc.

	By:	/s/ David B. Potts
	Name:	David B. Potts
	Title:	President of each of the foregoing

ARRIS International PLC

	By:	/s/ David B. Potts
	Name:	David B. Potts
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	ARRIS Group, Inc.
ARRIS Enterprises LLC
ARRIS Technology, Inc.
ARRIS US Holdings, Inc.
ARRIS Global Services, Inc.
ARRIS Solutions, Inc.
Jerrold DC Radio, Inc.
GIC International HoldCo LLC
GIC International Capital LLC
PACE Americas Investments, LLC

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	President of each of the foregoing

ARRIS International PLC

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Executive Vice President and Chief Financial Officer

ARRIS Global LTD.

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Director

Pace Distribution (Overseas) Limited

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Director

[Signature Pages Continue]

Pace Overseas Distribution LImited

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Director

ARRIS International IP Ltd.

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Director

ARRIS Solutions UK Ltd.

By:	/s/ David B. Potts
Name:	David B. Potts
Title:	Director

Arris HOldings S.à R.L.

By:	/s/ James Douglas Moore Jr.
Name:	James Douglas Moore Jr.
Title:	Manager, Class A

ARRIS Financing S.à R.L.

By:	/s/ Brant Sharp
Name:	Brant Sharp
Title:	Manager, Class A

ARRIS Financing II S.à R.L.

By:	/s/ James Douglas Moore Jr.
Name:	James Douglas Moore Jr.
Title:	Manager, Class A

PACE International Luxembourg S.à R.L.

By:	/s/ Brant Sharp
Name:	Brant Sharp
Title:	Manager, Class B

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
on behalf of itself and on behalf of each Term B-3 Lender

By:	/s/ Renee Marion
Name:	Renee Marion
Title:	Assistant Vice President